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                           ALPHANUMERIC SYSTEMS, INC.
WAN - MICROSOFT NT ENTERPRISE SERVER AND 2 BRANCH SERVER CONFIGURATION CAPITAL BANK PROPOSED
MR. DAVE EHMIG


FILE SERVER - MAIN OFFICE ENTERPRISE SERVER - RALEIGH
Compaq ProLiant 2500 Pentium Pro 200, 128MB RAM, CD-ROM,                                             $    18,255
4.3GB Hot Pluggable Fast-Wide SCSI Hard Drive (2 ea. Mirrored), Netflex 10/100 Adapter,
15" Color Monitor, Compaq 4/16 GB Turbo DAT Tape Drive, 20 Maxell Tapes,
APC Smart UPS 1100 Network Bundle with Power Chute Software,
Microsoft NT Server 4.0, 25 User
Cheyenne ArcServe Tape Back-up Inoculan Anti-virus Server, Inoculan Client 25 Users
NOTE:  THE COMPAQ  PROLIANT 2500 IS THE MAIN  ADMINISTRATION  FILE SERVER;  THE 2500 IS DESIGNED TO
EXPAND WITH THE ADDITION OF ANOTHER  PENTIUM PRO 200 PROCESSOR AS YOUR NEEDS GROW.  ALSO,  THE 2500
USES HOT PLUGGABLE HARD DRIVES FOR REPLACEMENT WITHOUT BRINGING DOWN THE NETWORK.
BRANCH FILE SERVERS FOR SANFORD AND KENDALE                                                          $    17,750
-------------------------------------------
Compaq ProSignia 200 Pentium 166, 64MB RAM, CD-ROM                     (2 ea. @ $8875)
2.1GB Fast-Wide SCSI Hard Drive (2 ea. Mirrored),  Netflex 100 Adapter,  15" Color Monitor,  Compaq
2/8 GB DAT Tape Drive, 20 Maxell Tapes
APC Smart UPS 1100 Network Bundle with Power Chute Software
Microsoft NT Server 4.0, 10 User
Cheyenne ArcServe Tape Back-up, Inoculan Anti-virus Server, Inoculan Client 10 Users
NOTE:  THE COMPAQ PROSIGNIA 200'S ARE DESIGNED AS FILE SERVERS FOR A BRANCH OFFICE.
INFRASTRUCTURE
--------------
Cisco 3620 Router w/4 Serial Ports (Raleigh), 2524 Router (2 ea. branches), Software & Cables.       $    12,030
Baystack 10 Base T 24 Port Hub (for Main Office), 12 Port Hub (2 ea. For branches), and Cables       $     2,300
NOTES THE CISCO 3620 WILL BE THE MAIN  ROUTER  (MORE  PORTS AND HIGHER  PERFORMANCE  THAN THE OLDER
2501  ROUTER)  WITH  CONNECTIONS  TO THE 2 BRANCHES  AND CBC IN  GREENSBORO.  THE 3620 AND THE 2524
ROUTERS ARE THE LATEST FROM CISCO AND WILL  ACCOMMODATE  FRAME RELAY OR T1 (OR  FRACTIONAL T1) DATA
LINES.
WORKSTATIONS
------------
Compaq DeskPro 2000, Pentium 133, 32MB RAM, 1.6GB Hard Drive, 15" SVGA Monitor (19 ea.)              $    33,440
Intel 10/100 Base-T Ethernet Network Interface Card (21 ea.)                                         $     1,890
Microsoft Office Professional 97, 1 License w/Documentation and 20 License only.                     $     8,380
Premier II GUI Software                                                                              N/C
TELLER WORKSTATIONS
-------------------
Compaq DeskPro 2000, Pentium 133, 32MB RAM, 1.6GB Hard Drive, 15" SVGA Monitor (9 ea.)               $    15,840
Intel 100/100 Base-T Ethernet Network Interface Card (9 ea.)                                         $     810
PRINTERS
--------
HP LaserJet 4V 16ppm, Duplex, 8MB Upgrade, Legal Tray, Jet Direct Card (4 ea.)                       $    8,715
SURGE PROTECTORS
----------------
APC Net7 Surge Protector/Power Strip for Workstations and Printers (32 ea. @ $30)


Add one modem to server - no charge - on server.  J.W.                                               $       960

Capital Bank
AS NT Proposal Rev. 4                             5/5/97                                                      1

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UNISYS HOST CONNECTION
Attachmate InfoConnect Intercom                                         (30 ea. @ $475)              $    14,250
   (INCLUDES OPEN SYSTEMS TRANSPORT)
WIRING
Wiring (parts and labor) of Raleigh, Sanford, and Kendale offices                                    $     5,690
Communication  Racks, Rack Hardware,  Port Panels,  Wire Managers,  Faceplates,  CAT5 Cable,  Patch
Cables and Patch Panel Cables for 40 drops
ASI INSTALLATION SERVICES
Configuration & On-site Installation (See statement of work for detail)                              $    17,300
NOTE:  THIS CHARGE IS CALCULATED  WITH THE  ASSUMPTION  THAT ALL  EQUIPMENT IS PURCHASED  FROM ASI.
COMPAQ HARDWARE COMES WITH A 3 YR. LIMITED WARRANTY; OTHER HARDWARE 1 YR. LIMITED WARRANTY.
PROJECT MANAGER
---------------
Project Manager to act as coordinator of activities between ASI and Capital Bank                     $     2,500
E-MAIL
Microsoft Exchange Messaging Software, Admin. And Client, 30 User                                    $     5,055
NOTE:  EXCHANGE INCLUDES E-MAIL, CALENDARING, SCHEDULING, DOCUMENT MANAGEMENT, ETC.
Includes additional 128MB memory for server and Labor to Install Exchange


TOTAL PROJECT PRICE                                                                                  $    165,165


MAINTENANCE AND SUPPORT
40 Hour Block of Engineering Support Hours (Support by telephone, modem, and/or on-site)             $    3,800
ASI 1 Year On-site Service Contract for Main Server
ASI 1 Year On-site Service Contract for Branch Servers (2 ea.)                                       $    1,600
NOTE:  ALL COMPAQ SERVERS COMES WITH A 3 YEAR ON-SITE  WARRANTY.  THE ASI SERVICE  UPGRADES  COMPAQ  $    1,800
SERVER WARRANTIES FROM A 48 HOUR RESPONSE TO A 4 HOUR RESPONSE.
ASI 1 Year On-site Service Contract for Cisco Routers                                                $    1,900
NOTE:  UPGRADES CISCO WARRANTIES TO 8 HOUR RESPONSE
TOTAL ANNUAL MAINTENANCE                                                                             $    9,100




NOTE: THE ABOVE  INFORMATION  IS BASED ON THE  ASSUMPTION  THAT THE CAPITAL BANK WILL HAVE 21 PC'S,
10 AT THE MAIN  OFFICE,  6 IN SANFORD  AND 5 IN  KENDALE.  IN  ADDITION,  CAPITAL  BANK WILL HAVE 9
TELLER STATIONS




PREPARED BY JOEL WALLS, NETWORKING AND DOCUMENT IMAGING SPECIALIST

ALPHANUMERIC SYSTEMS INC.      3700 BARRETT DRIVE       RALEIGH, NC 27609           (919) 781-7575

Capital Bank
AS NT Proposal Rev. 4                             5/5/97                                                      2



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